                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        Tollgrade Communicatioins, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                  TOLLGRADE(R)

--------------------------------------------------------------------------------


                         TOLLGRADE COMMUNICATIONS, INC.
                  493 NIXON ROAD, CHESWICK, PENNSYLVANIA 15024
                                 MARCH 27, 2002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 2002


To The Shareholders of Tollgrade Communications, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of TOLLGRADE COMMUNICATIONS, INC. (the "Company") will be held at The Syria Mosque, 1877 Shriners Way, Cheswick, PA 15024, on Tuesday, May 7, 2002 at 1:30 p.m., local time, for the purpose of considering and acting upon the following:

(1) The election by the holders of the Common Stock of the Company of three directors to serve for a three-year term or until their respective successors shall have been elected and shall have qualified.

(2) An amendment to the Company's 1995 Long-Term Incentive Compensation Plan (the "Plan") to increase the number of shares authorized under the Plan by 200,000 shares (which increase is less than 5% of the number of outstanding shares of the Common Stock of the Company).

(3) Ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2002.

(4)  Such other matters as may properly be brought before the meeting.

The close of business on March 8, 2002 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at said meeting.

You will find enclosed a proxy card, which should be completed and returned in order to vote all Common Stock which you hold. The Company's 2002 Annual Report to Shareholders is also enclosed.

You are cordially invited to attend the Annual Meeting of Shareholders. Whether or not you plan to attend the meeting, we urge you to please sign, date and promptly return the enclosed proxy card in the enclosed postage paid envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum be assured at the Annual Meeting.

By Order of the Board of Directors,


/s/ Sara M. Antol

Sara M. Antol
General Counsel and Corporate Secretary

                         TOLLGRADE COMMUNICATIONS, INC.
                          CHESWICK, PENNSYLVANIA 15024

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 2002


The solicitation of the proxy or proxies enclosed with this Proxy Statement is made on behalf of the Board of Directors of Tollgrade Communications, Inc. (the "Company"), 493 Nixon Road, Cheswick, Pennsylvania 15024, for the Annual Meeting of Shareholders to be held on May 7, 2002 at 1:30 p.m., at The Syria Mosque, 1877 Shriners Way, Cheswick, PA 15024. It is expected that this Proxy Statement and proxies will be mailed to shareholders on or about March 27, 2002.

As of the close of business on March 8, 2002 (the "Record Date"), the Company had 13,547,336 outstanding shares of Common Stock. Holders of Common Stock of record at the close of business on the Record Date are entitled to notice of, and to vote on all matters that may properly come before, the Annual Meeting. Each share of the Company's Common Stock entitles the holder thereof to one vote on all matters submitted to the shareholders. Under the Company's Articles, the shareholders do not have cumulative voting rights in the election of directors. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at such meeting shall constitute a quorum.

The proxy solicited hereby may be revoked at any time before its exercise by giving notice of revocation to the Secretary of the Company, or by executing and delivering a proxy bearing a later date or by attending and voting at the Annual Meeting of Shareholders or any adjournment thereof. Unrevoked proxies will be voted at the meeting in accordance with the specifications made thereon, but in the absence of such specifications will be voted FOR each proposal. Unsigned and undated proxies will not be voted.

           STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

MANAGEMENT

The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock as of January 31, 2002 by (i) each director and nominee, (ii) each of the executive officers named in the Summary Compensation Table included elsewhere in this Proxy Statement and (iii) all directors and executive officers as a group. The information in the table concerning beneficial ownership is based upon information furnished to the Company by or on behalf of the persons named in the table.


---------------------------------------------------------------------------------------------------------------------
NAME                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)                      PERCENT(2)
---------------------------------------------------------------------------------------------------------------------
Christian L. Allison                        263,888          (3)                                       1.91%
Richard A. Bair, Jr.                         12,668                                                      *
James J. Barnes                              15,200          (3)                                         *
Daniel P. Barry                              39,000          (3)                                         *
David S. Egan                                29,000          (3)                                         *
Rocco L. Flaminio                            47,334          (3) (4)                                     *
Richard H. Heibel                           206,104          (3) (4)                                   1.51%
Robert W. Kampmeinert                        63,000          (3) (5)                                     *
Samuel C. Knoch                              54,001          (3)                                         *
Mark B. Peterson                             34,334          (3)                                         *
All directors and executive
  officers as a group (20 persons)          855,109          (3)                                       6.0%
*Less than 1%.

(1) Under regulations of the Securities and Exchange Commission (the "SEC"), a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite his name.

(2)  Reflects percentages calculated on outstanding shares as of the Record
     Date.

(3) Includes options which are currently exercisable or exercisable within 60 days of January 31, 2002, issued to the following persons for the following amounts: Christian L. Allison, 261,388; Richard A. Bair, Jr., 12,668; James
     J. Barnes, 10,000; Daniel P. Barry, 34,000; David S. Egan, 29,000; Rocco L. Flaminio, 24,334; Dr. Richard H. Heibel, 114,100; Robert W. Kampmeinert, 48,000; Samuel C. Knoch, 54,001; Mark B. Peterson, 34,334; and all directors and executive officers as a group, 711,830.

(4) Includes shares held by the spouses of the following persons in the following amounts: Rocco L. Flaminio, 23,000 shares and Dr. Heibel, 58,038. Such persons share voting and dispositive power with their spouses.

(5) Includes 15,000 shares held by Parker/Hunter Incorporated, of which Mr. Kampmeinert is Chairman and Chief Executive Officer, as to which shares Mr. Kampmeinert shares voting and dispositive power.

OTHER BENEFICIAL OWNERS

Information with respect to the only other persons known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as follows:


----------------------------------------------------------------------------------------------------------------
NAME                                        AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP           PERCENT (1)
----------------------------------------------------------------------------------------------------------------
Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive                                  735,100 (2)                              5.43%
Wayne, PA 19087-5593


Mellon Financial Corporation
One Mellon Bank Center
500 Grant Street                                          845,450 (3)                              6.24%
Pittsburgh, PA 15258-0001


Brown Capital Management, Inc.
1201North Calvert Street                                 1,552,300 (4)                            11.46%
Baltimore, Maryland 21202

(1)  Reflects percentages calculated on outstanding shares as of the Record
     Date.

(2) Information taken solely from a Schedule 13G filed with the Securities and Exchange Commission by Pilgrim Baxter & Associates ("PBA") on February 7, 2002 reflecting ownership as of December 31, 2001. This filing reflects that PBA has sole voting power over 508,300 shares and sole dispositive power over 735,100 shares.

(3) Information taken solely from a Schedule 13G filed with the Securities and Exchange Commission by Mellon Financial Corporation ("Mellon") on January 15, 2002 reflecting ownership as of December 31, 2001. This filing reflects that all securities are beneficially owned by Mellon and direct or indirect subsidiaries in their various fiduciary capacities. Mellon has sole voting power over 378,400 shares, shared voting power over 312,000 shares, sole dispositive power over 475,940 shares and shared dispositive power over 362,610 shares.

(4) Information taken solely from a Schedule 13G filed with the Securities and Exchange Commission by Brown Capital Management, Inc. ("BCM") on January 30, 2002 reflecting ownership as of December 31, 2001. This filing reflects that BCM has sole voting power over 1,274,500 shares and sole dispositive power over 1,552, 300 shares.


                             ELECTION OF DIRECTORS

Three directors will be elected for a three-year term expiring on the date of the Annual Meeting of Shareholders to be held in 2005 or until their respective successors shall have qualified. The Corporate Governance Committee of the Board of Directors has nominated for election, and the persons named in the enclosed proxy intend to vote for, the nominees whose names appear below.

Although it is expected that such nominees will be available for election, if any of them becomes unable or is unwilling to serve at the time the election occurs, it is intended that shares represented by proxies will be voted for the election of the other nominees named and such substituted nominees, if any, as shall be designated by the Company's Board of Directors.

The following table sets forth certain information regarding the nominees and the continuing directors as of the Record Date. Except as otherwise indicated, each nominee and director has held the principal occupation listed or another executive position with the same entity for at least the past five years.


---------------------------------------------------------------------------------------------------------------------------------
NAME                                                     DIRECTOR SINCE         PRINCIPAL OCCUPATION; OTHER DIRECTORSHIPS; AGE
---------------------------------------------------------------------------------------------------------------------------------
Nominees for a term expiring in 2005:

Christian L. Allison                                         1992               Chairman of the Board since April 1998; Chief
                                                                                Executive Officer; also Treasurer from May 1992
                                                                                until April 1997; also President from October
                                                                                1993 until January 2001; Age 40.

Daniel P. Barry                                              1995               Private investor; Director of Respironics,
                                                                                Inc.; Member of the Audit Committee, the
                                                                                Compensation Committee, the Stock Compensation
                                                                                Subcommittee and the Corporate Governance
                                                                                Committee; Age 54.

David S. Egan                                                1998               Chief Marketing Officer, ReedSmith LLP (law
                                                                                firm) since January of 2002; prior thereto,
                                                                                President, ClubCom, Inc. (provider of
                                                                                communication devices to private broadcast
                                                                                networks) from September 2000 to January of
                                                                                2002; prior thereto, Vice President, Blattner
                                                                                Brunner (advertising firm) from June 2000 until
                                                                                September 2000; prior thereto, President,
                                                                                Egan/St. James, Inc. (advertising firm), an EPB
                                                                                partner company, from June 1999 until June
                                                                                2000; prior thereto, President, Ketchum
                                                                                Advertising; Member of the Investment
                                                                                Committee, the Nominating Committee and the
                                                                                Corporate Governance Committee; Age 45.


Continuing directors with a term expiring in 2004:

Richard H. Heibel, M.D.                                      1996               Retired; Member of the Audit Committee, the
                                                                                Compensation Committee, the Stock Compensation
                                                                                Subcommittee, the Investment Committee and the
                                                                                Corporate Governance Committee; Age 55.



Robert W. Kampmeinert                                        1995               Chairman, President, Chief Executive Officer
                                                                                and Director, Parker/Hunter Incorporated
                                                                                (investment banking firm); Member of the Audit
                                                                                Committee, the Compensation Committee, the
                                                                                Investment Committee, the Nominating Committee
                                                                                and the Corporate Governance Committee; Age 58.


Continuing directors with a term expiring in 2003:

James J. Barnes                                              1997               Partner and attorney at ReedSmith LLP since
                                                                                February 2002; prior thereto, shareholder and
                                                                                attorney at Buchanan Ingersoll, Professional
                                                                                Corporation (law firm); Member of the
                                                                                Compensation Committee, the Nominating
                                                                                Committee and the Corporate Governance
                                                                                Committee; Age 40.

Rocco L. Flaminio                                            1995               Vice Chairman and Chief Technology Officer; Age 77.

VOTE REQUIRED

Only affirmative votes are counted in the election of directors. The three nominees for election as directors at the Annual Meeting who receive the highest number of votes cast for the election of directors by the holders of the Company's Common Stock present in person or voting by proxy, a quorum being present, will be elected as directors.

BOARD AND COMMITTEE MEETINGS

During 2001 there were nine meetings of the Company's Board of Directors. All directors attended all of the meetings of the Board of Directors and all committees of the Board of which they were members held during their respective terms as directors.

The Audit Committee recommends to the Board the engagement of independent public accountants to audit the financial statements of the Company, reviews the proposed scope and results of the audit, and reviews the scope, adequacy and results of the Company's internal audit and control procedures. The Audit Committee held nine meetings in 2001.

The Compensation Committee reviews and makes recommendations to the Board on salary, incentive compensation practices and benefit programs for the compensation of the Chief Executive Officer and other key employees, and recommends to the Board the amount and method of compensation of the Board members. In order to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company has a subcommittee of the Compensation Committee called the Stock Compensation Subcommittee (which does not include Mr. Kampmeinert or Mr. Barnes), which administers the Company's 1995 Long-Term Incentive Compensation Plan and 1998 Employee Incentive Compensation Plan as to employees. The Compensation Committee held five meetings in 2001.

The Corporate Governance Committee, which was appointed by the Board on July 19, 2001, is charged with, among other things, reviewing and supervising issues of corporate governance and director qualification and independence. Because the Corporate Governance Committee consists solely of the Company's independent directors, on December 19, 2001 the Board adopted a resolution that provided that the Corporate Governance Committee would assume all of the responsibilities of the Nominating Committee as set forth in the Company's Bylaws, including but not limited to recommending nominees to the Board to fill Board vacancies and the membership of the committees of the Board when a vacancy occurs through retirement or otherwise. Section 3.17 of the Company's Bylaws, a copy of which is available from the Secretary of the Company, sets forth procedures by which shareholders may recommend candidates for election as directors. The Nominating Committee held one and the Corporate Governance Committee held two meetings in 2001.

The Investment Committee is responsible for overseeing the management of the Company's investments. The Investment Committee held two meetings in 2001.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

During fiscal year 2001, the Audit Committee of the Board of Directors updated its charter. The original charter was adopted on August 27, 1996 and revised in July of 1999 and in October of 2000. Revisions to the October 2000 version were proposed at the Committee's July 19, 2001 meeting. An amended charter was formally adopted by the Audit Committee on October 11, 2001. The complete text of the amended charter is reproduced in EXHIBIT A to this Proxy Statement.

As set forth in more detail in the charter, the primary responsibilities of the Audit Committee are to assure the directors, regulators and shareholders that the Company's business controls are adequate and effective, the financial accounting and reporting practices are of the highest quality and that the Company is complying with applicable rules and regulations relating thereto.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met nine times during fiscal year 2001.

In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors, PricewaterhouseCoopers LLP ("PwC"), to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and

PwC. The Committee's review included discussion with PwC of matters that are required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

The Committee also discussed with PwC matters relating to PwC's independence, including disclosures made by PwC to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

CERTAIN FEES

The following disclosures are required by current Securities and Exchange Commission regulations.

AUDIT FEES

The following represents the aggregate fees for professional services rendered by PwC for the audit of the Company's annual financial statements for fiscal year 2001, and the review of the Company's quarterly Form 10-Q's for fiscal year 2001: $89,743.

FEES IN CONNECTION WITH ACQUISITION

The Company also incurred fees in connection with its acquisition of the software assets of the LoopCare(TM) test system business from Lucent Technologies, Inc. on September 30, 2001. The following fees were paid to PwC's Pittsburgh office in connection with the LoopCare business acquisition:
$109,400.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company did not engage the Company's independent auditors, PwC, to provide professional services for financial information systems, design or implementation or which are otherwise of the type identified in Rule 2-01(4)(ii)(B) of Regulation S-X for fiscal year 2001.

ALL OTHER FEES

Other than the fees identified above, the following represents the aggregate fees billed for services rendered by the Company's principal accountant, PwC, other than the services covered under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for fiscal year 2001:
$50,933, principally for tax services including preparation of the Company's federal and state tax returns.

The Audit Committee believes that the provision of the above services by PwC is compatible with maintaining PwC's independence.

MEMBERS OF THE AUDIT COMMITTEE:

Daniel P. Barry, Chairman
Richard H. Heibel, M.D.
Robert W. Kampmeinert

COMPENSATION OF DIRECTORS

Non-employee directors receive an annual retainer of $10,000, a fee of $750 for attendance at each Board of Directors meeting and a fee of $500 for attendance at each committee meeting.

Pursuant to amendments to the Company's 1995 Long-Term Incentive Compensation Plan, approved by the shareholders on April 22, 1997, the Board is permitted to make grants and awards under the Plan from time to time to non-employee directors.

During 2001 the Board made non-qualified stock option grants pursuant to the Company's 1995 Long-Term Incentive Compensation Plan in the amount of 5,000 shares each to non-employee directors James J. Barnes, Daniel P. Barry, David S. Egan, Dr. Richard H. Heibel and Robert W. Kampmeinert. These option grants were made with an exercise price equal to the fair market value of the Company's Common Stock at the date of grant, were immediately exercisable and remain outstanding for a period of ten years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Kampmeinert is the Chairman, President, Chief Executive Officer and Director of Parker/Hunter Incorporated, which firm has been paid fees for services rendered. Mr. Barnes is a partner and attorney and Mr. Egan is the Chief Marketing Officer in the law firm of ReedSmith LLP, which firm has been paid fees for services rendered in 2001. See the disclosure provided under "Compensation Committee Interlocks and Insider Participation."

Gregory Quiggle was hired by the Company as Executive Vice President of Marketing on August 13, 2001. In connection with the recruitment of Mr. Quiggle, the Company made a loan to Mr. Quiggle in the amount of $210,000 pursuant to a Promissory Note (the "Note") with interest accruing at 5% per annum. On August 20, 2001, Mr. Quiggle made a payment toward the principal balance of the Note in the amount of $48,000, thereby reducing the outstanding principal balance of the Note to $162,000. The entire outstanding balance of the Note is due and payable on or before the earlier of (i) May 2, 2008, (ii) the date of termination of Mr. Quiggle's employment with the Company, or (iii) the date that Mr. Quiggle sells or otherwise transfers ownership of all or a portion of 40,200 shares of common stock of Acterna LLC, which shares are being held by the Company as security for payment of the Note.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain information regarding compensation received by the Chief Executive Officer and the four remaining most highly compensated executive officers of the Company as of December 31, 2001:


                                                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          LONG-TERM COMPENSATION AWARDS
                                                ANNUAL COMPENSATION          RESTRICTED STOCK  SECURITIES UNDERLYING    ALL OTHER
NAME/PRINCIPAL POSITION                   YEAR     SALARY($)    BONUS($)(1)     AWARDS($)         OPTIONS(#)(2)      COMPENSATION($)
------------------------------------------------------------------------------------------------------------------------------------
Christian L. Allison
Chief Executive Officer                   2001     $270,923     --------       --------          22,000        --------

                                          2000     $300,000     $184,275       --------        --------        --------

                                          1999     $200,000     $200,000       --------        --------        --------

Richard A. Bair,
Jr.
EVP of Engineering and Testing            2001     $157,500     --------       --------           7,000        --------

                                          2000     $113,719      $15,618       --------          15,500        --------

                                          1999      $83,313       $3,200       --------          10,000        --------

Rocco Flaminio
Chief Technology Officer                  2001     $123,864     --------       --------           7,000        --------

                                          2000     $117,966      $57,881       --------           3,000        --------

                                          1999     $114,308      $18,375       --------        --------        --------

Samuel C. Knoch
Chief Financial Officer and Treasurer     2001     $165,000     --------       --------          12,000        --------

                                          2000     $128,628      $58,525       --------           3,000        --------

                                          1999     $120,210      $63,113       --------        --------        --------

Mark Peterson
President                                 2001     $198,044     --------       --------          27,000        --------

                                          2000    $288,614 (3)   $85,819       --------           3,000        --------

                                          1999    $226,275 (3)   $92,544       --------          30,000        --------

(1) The cash bonuses, which were awarded in accordance with the Company's Management Incentive Compensation Plan, were paid to the executive officers following the end of each fiscal year.

(2) All share information reflects the two-for-one split of the Company's stock approved by the Board of Directors for all holders of record of the Company's Common Stock as of February 28, 2000, and distributed to the shareholders on March 20, 2000.

(3) Prior to January 2001, Mr. Peterson served as Executive V.P., Sales and Marketing. Includes $100,000 in commissions paid to Mr. Peterson under the Company's sales commission programs for 2000, which was paid to Mr. Peterson following the end of the year, and $50,000 in commissions paid to Mr. Peterson in 1999.

OPTION GRANTS

The following table sets forth information concerning stock option grants made during 2001 to the persons named in the Summary Compensation Table:


                                                           OPTIONS GRANTED IN 2001
-----------------------------------------------------------------------------------------------------------------------------------

                                   INDIVIDUAL GRANTS                                                POTENTIAL REALIZABLE VALUE OF
                       ------------------------------------------                                   ASSUMED ANNUAL RATES OF STOCK
                       NO. OF SECURITIES   % OF TOTAL OPTIONS                                          PRICE FOR OPTION TERM (2)
                       UNDERLYING OPTIONS   GRANTED TO EMPLOYEES    EXERCISE PRICE/   EXPIRATION    -----------------------------
NAME                    GRANTED (#) (1)          IN 2001             SHARE ($/SH)        DATE            5%                10%
-----------------------------------------------------------------------------------------------------------------------------------
Christian L. Allison        2,000 (3)         0.3567                    $28.395        10-11-2011     $35,714.93       $90,508.63
                           20,000 (4)         3.5673                     $32.90        12-19-2011    $413,812.66    $1,048,682.54
Richard A. Bair, Jr.        2,000 (3)         0.3567                    $28.395        10-11-2011     $35,714.93       $90,508.63
                            5,000 (4)         0.8918                     $32.90        12-19-2011    $103,453.17      $262,170.63
Rocco Flaminio              2,000 (3)         0.3567                    $28.395        10-11-2011     $35,714.93       $90,508.63
                            5,000 (4)         0.8918                     $32.90        12-19-2011    $103,453.17      $262,170.63
Samuel C. Knoch             2,000 (3)         0.3567                    $28.395        10-11-2011     $35,714.93       $90,508.63
                           10,000 (4)         1.7836                     $32.90        12-19-2011    $206,906.33      $524,314.27
Mark B. Peterson           10,000 (5)         1.7836                     $38.00        01-25-2011    $238,979.96      $605,622.13
                            2,000 (3)         0.3567                    $28.395        10-11-2011     $35,714.93       $90,508.63
                           15,000 (4)         2.6755                     $32.90        12-19-2011    $310,359.50      $786,511.90

(1) Options were granted pursuant to the 1995 Long-Term Incentive Compensation Plan. The exercise price per share was equal to the fair market value of the Company's Common Stock on the date of grant, as calculated in accordance with the Plan. Fair market value is the mean of the high and low sales prices of the Company's Common Stock on the date of grant on the NASDAQ National Market System as reported in The Wall Street Journal. The exercise price may be paid in cash, in shares of Common Stock or in any combination of cash and such shares.

(2) The 5% and 10% assumed annual rates of stock price appreciation do not reflect actual changes in the fair market value of the Company's Common Stock since the date of grant. The information in the table is provided in accordance with the rules of the SEC regarding the disclosure of compensation of executive officers. The information is not intended to forecast possible future stock price appreciation, if any.

(3) Options are first exercisable in three equal installments on October 11, 2001, October 11, 2002 and October 11, 2003.

(4) Options are first exercisable in three equal installments on December 19, 2001, December 19, 2002 and December 19, 2003.

(5) Options are first exercisable in three equal installments on January 25, 2001, January 25, 2002 and January 25, 2003.

OPTION EXERCISES AND VALUES

The following table sets forth information concerning option exercises made during 2001 and the value of unexercised options as of December 31, 2001 for the persons named in the Summary Compensation Table:


                                        AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------------------
                                          VALUE        NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS
                        SHARES ACQUIRED  REALIZED     UNEXERCISED OPTIONS AT 12/31/01(#)         AT DECEMBER 31, 2001($)(2)
NAME                     AT EXERCISE(#)   ($)(1)        EXERCISABLE   UNEXERCISABLE           EXERCISABLE         UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------------------
Christian L. Allison          0             0           261,388         14,666              $6,149,346.03           $12,604.86

Richard A. Bair             3,332       $65,884.29       12,668          9,832                  $4,055.13            $8,104.86

Rocco Flaminio                0             0            24,334          5,666                 $501,805.13           $8,104.86

Samuel C. Knoch               0             0            54,001          8,999               $1,202,105.28           $9,604.71

Mark B. Peterson              0             0            31,001         18,999                 $520,054.98          $11,105.01

(1) The value realized is the difference between the aggregate fair market value of the shares acquired upon exercise and the aggregate exercise price.

(2) The value of unexercised in-the-money stock options is the difference between aggregate fair market value of shares covered by stock options with an exercise price less than fair market value at December 31, 2001 and the aggregate exercise price of such stock options.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graph appearing elsewhere in this Proxy Statement shall not be incorporated by reference into any such filings.

REPORT ON EXECUTIVE COMPENSATION

The Company's compensation program for its executive officers is administered by the Compensation Committee, all of the members of which are non-employee directors. In 2001, the members of the Company's Compensation Committee were James J. Barnes, Daniel P. Barry, Robert W. Kampmeinert and Dr. Richard H. Heibel. Mr. Kampmeinert served as the Chairman of the Compensation Committee during 2001. The following report, which is being submitted over the names of the current members of the Compensation Committee, addresses the Company's compensation policies for 2001 as they affected the Company's executive officers, including the Chief Executive Officer and the other individuals named in the Summary Compensation Table.

COMPENSATION PHILOSOPHY

The Company's compensation philosophy is designed to attract and retain key employees of outstanding ability, including the executive officers, to motivate employees to perform to the full extent of their abilities, to ensure that compensation is competitive with other leading companies in the Company's industry and with companies of similar size, to reward employees for corporate, group and individual performance and to align the compensation of executive officers with the creation of long-term shareholder value. The Compensation Committee retained Towers Perrin, a global management consulting firm, in fiscal year 2000 to conduct an executive compensation analysis to evaluate whether the Company's executive compensation levels are competitive in the industry. Towers Perrin delivered its report dated October 4, 2000, and this report was utilized by the Company as a guide to benchmarking competitive executive compensation for 2001.

COMPENSATION OF EXECUTIVE OFFICERS

Base Salary. The Company's compensation program for 2001 consisted of base salary and periodic stock option grants. While the Company administers a Management Incentive Compensation Plan (the "MICP") as described below, no payments were made under the MICP for year 2001. In determining 2001 executive officer increases from the 2000 base levels, the Company utilized performance-based criteria, also taking into account such factors as competitive industry salaries and the contribution and experience of the particular officer. The 2001 salaries for the executive officers listed in the Summary Compensation Table, other than the Chief Executive Officer, were approved by the Compensation Committee upon recommendation of the Chief Executive

Officer. The 2001 salaries for the executive officers not listed in the Summary Compensation Table were determined by the Chief Executive Officer utilizing performance-based criteria, again taking into account such factors as competitive industry salaries and the contribution and experience of the particular officer.

Bonuses. The Company's MICP is administered by the Compensation Committee. The MICP is applicable to the Chief Executive Officer and all other executive officers. The objectives of the MICP are to: (i) increase the growth and profitability of the Company in a manner which is consistent with the goals of the Company, its shareholders and its employees; (ii) provide executive compensation which is competitive with other high-tech companies and provide the potential for payment of meaningful cash awards; (iii) attract and retain personnel of outstanding ability and encourage excellence in the performance of individual responsibilities; and (iv) motivate and reward those members of management who contribute to the success of the Company. Awards made under the MICP are based upon certain Company performance objectives, taking into account the effect of the aggregate bonus payment. Individual awards are based 80% on the achievement of Company financial goals and 20% on the achievement of individual goals. All eligible employees are provided with a group designation, which determines the percentage of their base salary to be paid as a bonus, provided the performance objectives are met. Under the MICP, if the Company exceeds its stated operating income goal for the fiscal year and other requirements are met, each eligible employee is awarded up to 110% of the amount ascribed to such employee by designation.

No payments were made to any employees for 2001 pursuant to provisions of the MICP due to the Company's failure to meet its stated operating income goal for the fiscal year 2001.

Long-Term Incentive Compensation. Long-term incentive compensation is provided to executive officers through the Company's 1995 Long-Term Incentive Compensation Plan. Under this Plan, stock option awards are based upon executive management's and the Compensation Committee's subjective judgment concerning the responsibilities of the individual, the nature and value to the Company of his or her services, his or her present and/or potential contribution to the success of the Company and any other factors deemed relevant. Stock option grants are intended to tie the interests of the executive officers and other employees to the long-term performance of the Company. The Compensation Committee believes that such awards provide an effective incentive for the recipients to increase shareholder value over the long-term. Information on stock options granted in fiscal year 2001 is contained elsewhere in this Proxy Statement.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

In 2001, Christian L. Allison, Chief Executive Officer, received a base salary as well as stock option grants. Mr. Allison's 2001 base salary was determined in accordance with the terms of his employment agreement, which is described elsewhere in this Proxy Statement. In April 2001, Mr. Allison requested that his base salary be decreased from $315,000 annually to $252,000. The Compensation Committee approved Mr. Allison's request and Mr. Allison's salary was reduced in May 2001 accordingly.

No payments were made to Mr. Allison for 2001 pursuant to the provisions of the MICP due to the Company's failure to meet its stated operating income goal for the fiscal year 2001.

Mr. Allison received a total of 22,000 stock options in 2001 as further described in "Amended Plan Benefits" below. In determining the number of options granted, the Compensation Committee considered Mr. Allison's total compensation, as well as his past and expected future contributions to the success of the Company.

TAX POLICY

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows the Company's federal income tax deductions for compensation paid to the Chief Executive Officer and any of the other four highest compensated executive officers in excess of $1 million each in any taxable year, subject to certain exceptions. One exception involves compensation paid pursuant to shareholder-approved compensation plans that are performance-based. The Company's 1995 Long-Term Incentive Compensation Plan is structured to permit grants of stock options and certain other awards under such Plan to be eligible for this performance-based exception (so that compensation upon exercise of such options or receipt of such awards, as the case may be, should be deductible under the Code). Payments of cash compensation to executives (and certain other benefits which could be awarded under the Plan, such as restricted stock) currently are not eligible for this performance-based exception, although the value of such payments and awards, when combined with other includable compensation, is well below the $1 million limit. The Committee has taken and intends to continue to take whatever actions are necessary to minimize, if not eliminate, the Company's non-deductible compensation expense, while maintaining, to the extent possible, the flexibility which the Committee believes to be an important element of the Company's executive compensation program.

MEMBERS OF THE COMPENSATION COMMITTEE:

Robert W. Kampmeinert, Chairman
James J. Barnes
Daniel P. Barry
Richard M. Heibel, M.D.

EMPLOYMENT AGREEMENT

Christian L. Allison is employed pursuant to an employment agreement, as amended, with the Company dated December 13, 1995. Such agreement, as amended, provides for a base annual salary of $315,000, with such increases as the Compensation Committee may determine. Mr. Allison is entitled to receive annual bonuses based upon the achievement of performance objectives established by the Compensation Committee. The agreement had an initial term of two years and is automatically extended for successive additional terms of one year, unless terminated by either the Company or the employee. In April 2001, Mr. Allison requested that his base salary be reduced to $252,000. Mr. Allison's salary was reduced accordingly effective May 3, 2001. The agreement provides for certain severance payments upon termination of employment. Such payments vary depending upon whether a "change in control" of the Company (as defined below) has occurred. If, within six months prior to a change in control or three years after a change in control, the employee's employment is terminated by the Company for any reason other than "for cause" (as defined in the agreements), or is terminated by the employee after a change in control "for good reason" (as defined in the agreements), the employee is entitled to a severance payment of a maximum of three times the sum of (i) the employee's annual base salary at the time of termination or change in control plus (ii) the average annual cash award received by the employee as incentive compensation or bonus for the two calendar years preceding the time of termination or change in control.

If, absent a change in control, the employee's employment is terminated by the Company for any reason other than for cause, the employee is entitled to a severance payment of a maximum of two times the sum of (i) the employee's annual base salary at the time of termination plus (ii) the average annual cash award received by the employee as incentive compensation or bonus for the two calendar years preceding the time of termination.

If the employee's employment is terminated at the end of any term of the agreement by the Company upon giving notice at least six months prior to the end of the then term of the agreement, the Company is required to pay to the employee a severance amount of two times base salary plus bonus (if no change in control has occurred) or three times base salary plus bonus (if a change in control has occurred).

If the employee's employment is terminated by the Company for cause, by the employee other than for good reason after a change in control, or as a result of the employee's death, disability or retirement, no severance payment is due.

As used in the employment agreement, "change in control" means the determination (which may be made effective as of a particular date specified by the Board) by the Board that a change in control has occurred, or is about to occur. Such a change does not include, however, a restructuring, reorganization, merger, or other change in capitalization in which the persons who own an interest in the Company as of the date of the employment agreements maintain more than a 65% interest in the resultant entity. Regardless of the Board's vote or whether or not the Board votes, a change in control will be deemed to have occurred as of the first day any one or more of the following subparagraphs is satisfied:

     (i) Any person (other than the person in control of the Company as of the date of the employment agreement, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 35% of the combined voting power of the Company's then outstanding securities; or

     (ii) The shareholders of the Company approve:

          (a)  A plan of complete liquidation of the Company; or

          (b) An agreement for the sale or disposition of all or substantially all of the Company's assets; or

          (c) A merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

However, in no event will a change in control be deemed to have occurred with respect to the executive if the employee is part of a purchasing group, which consummates the change in control transaction.

CHANGE IN CONTROL AGREEMENTS

The Company has entered into change in control agreements with certain of its executive officers. These agreements are not employment agreements and do not guarantee the continuation of employment for any particular period of time. Each agreement provides for certain severance payments to the executive officers upon termination of employment as a result of a change in control of the Company. If within six months prior to a change in control or three years after a change in control, the executive officer's employment is terminated by the Company "for good reason" (as defined in the agreements), the executive officer is entitled to a severance payment of a maximum of two times the sum of (i) the executive officer's annual base salary at the time of the change in control, plus (ii) the average annual cash award received by the executive officer as incentive compensation or bonus for the two calendar years preceding the time of termination or change in control. As used in these agreements, "change in control" is defined the same way as such term is used in the employment agreement with Mr. Allison, as described above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Robert W. Kampmeinert, a director of the Company and a member of the Compensation Committee, is Chairman, President, Chief Executive Officer and Director of Parker/Hunter Incorporated, an investment banking firm. Parker/Hunter has performed investment banking services on behalf of the Company during 2001 and it is expected that the Company will continue to utilize Parker/Hunter's services during 2002. James J. Barnes, a director of the Company and a member of the Compensation Committee became a partner and attorney with the law firm of ReedSmith, LLP in February 2002, which firm performed legal services on behalf of the Company in the past and is expected to perform services for the Company in 2002.

SHAREHOLDER RETURN PERFORMANCE GRAPH

The following line graph compares percentage changes in the cumulative total return on the Company's Common Stock against the cumulative total return of the Standard & Poor's Composite 500 Stock Index and the Nasdaq Telecommunications Index (measured in accordance with the rules of the SEC for the period commencing December 31, 1996 and ending December 31, 2001). This graph assumes a $100 investment on December 31, 1996 and assumes the reinvestment of dividends.


        $350.00
                                                                                 Tollgrade Communications
        $300.00
                                                                                 NASDAQ Telecommnications Index
        $250.00
                                                                                 S&P 500
        $200.00

        $150.00

        $100.00

         $50.00

           $
                  12/31/1997   12/31/1998   12/31/1999   12/31/2000   12/31/2001


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms which they file. With respect to three of the Company's executive officers, Carol Franklin, Wylie Etscheid and Richard Skaare, the initial reports of ownership (Form 3s) were filed by the Company with the Commission eight days after their due date. In addition, Rocco Flaminio failed to timely report two sales of Common Stock held by his spouse in 2000.

             AMENDMENT OF 1995 LONG-TERM INCENTIVE COMPENSATION PLAN

The Company's 1995 Long-Term Incentive Compensation Plan (the "Plan") was adopted by the Board of Directors on October 16, 1995, approved by the shareholders on November 12, 1995, and became effective on November 15, 1995. The Plan was amended several times since 1995.

An amendment (the "Amendment") to the Plan was adopted by the Company's Board of Directors on January 24, 2002. The affirmative vote of a majority of the votes cast in person or by proxy at a meeting in which the holders of at least a majority of the outstanding shares of the Company's Common Stock are present and voting is required for approval of adoption of the Amendment to the Plan (such Plan, including the Amendment, is referred to herein as the "Amended Plan"). If the shareholders of the Company do not approve the Amendment as proposed in this Proxy Statement, the Plan shall remain in effect without including the Amendment. The principal features of the Amended Plan are summarized below. Such summary, however, is qualified in its entirety by the full text of the Plan, which is set forth as EXHIBIT B to this Proxy Statement.

DESCRIPTION OF THE AMENDED PLAN

Amendment. The description of the Amended Plan provided below describes the Plan as amended by the Amendment. The only change by the Amendment is to increase the number of shares available under the Plan by 200,000 shares, from 2,485,000 shares to 2,685,000.

Discretionary Voting. The number of shares authorized to be added to the Amended Plan does not exceed five percent of the Company's current number of outstanding shares. As a result, pursuant to Rule 402.08 of the NYSE rules, applicable under Rule 2260 of the NASD rules, the action is a routine matter as to which a member organization can exercise discretionary voting in favor of the proposal, unless it receives voting instructions to the contrary from the beneficial owner of the shares.

General. The objectives of the Amended Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of participants in the Plan to those of the Company's shareholders; to provide participants with an incentive for excellence in individual performance; and to promote teamwork among participants. The Amended Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees and non-employee directors who make significant contributions to the Company's success and to allow participants to share in the success of the Company. All employees of the Company (including, but not limited to, covered employees as defined in Section 162(m) (3) of the Code (hereinafter, a "Named Executive Officer") and all directors who are not also employees of the Company) are eligible to be granted stock options and other awards under the Amended Plan.

       The aggregate number of shares of the Company's Common Stock, which may be issued under the Amended Plan, is 2,685,000 shares (no more than 300,000 of which may be restricted shares), subject to proportionate adjustment in the event of stock splits and similar events. The maximum number of shares, which may be awarded under the Amended Plan to any one Named Executive Officer during any calendar year of the life of the Plan, is 200,000 shares, subject to adjustment and substitution as set forth in the Amended Plan. The maximum aggregate cash payout received in any fiscal year by a Named Executive Officer with respect to awards granted is $1,000,000. No awards may be granted under the Amended Plan on or after October 15, 2005.

       If any award granted under the Amended Plan is canceled or terminates, expires or lapses for any reason, the number of shares subject to the award will again be available for purposes of the Amended Plan, except that to the extent that tandem stock appreciation rights are granted in conjunction with a stock option under the Amended Plan and either the stock option or the tandem stock appreciation rights are exercised and the related tandem stock appreciation rights or stock option is surrendered, the number of shares available for purposes of the Amended Plan will be reduced by the number of shares of Common Stock issued upon exercise of the stock option or tandem stock appreciation rights, as the case may be.

Administration. Except as set forth in the second succeeding sentence, the Amended Plan is required to be administered by a committee appointed by the Board of Directors and consisting of not less than two members of the Board who are "non-employee" directors as such term is used under Rule 16b-3 under the Exchange Act. The Board has appointed the Stock Compensation Subcommittee (the "Committee") of the Compensation Committee as the Committee to administer the Amended Plan. Unless otherwise determined by the Board, the Board and not the Committee will make awards under and administer the Amended Plan respect to non-employee directors. As used herein, the term "Appropriate Administrator" means the Committee as it relates to administration with respect to awards by employees, and the Board as it relates to administration with respect to awards of non-employee directors.

       The Appropriate Administrator has the power to construe and interpret the Amended Plan and to prescribe rules, regulations and procedures in connection with the operation of the Amended Plan. All questions of interpretation and application of the Amended Plan, or as to grants or awards under the Amended Plan, are subject to the determination of the Appropriate Administrator, which will be final and binding.

       The Appropriate Administrator has full authority, in its discretion, to grant awards under the Amended Plan and to determine the participants to whom awards will be granted and the number of shares to be covered by each award. In determining the eligibility of any participant, as well as in determining the number of shares to be covered by an award and the type or types of awards to be made, the Appropriate Administrator may, in its discretion, consider the position and the responsibilities of the participants being considered, the nature and value to the Company of the participant's services, the participant's present and/or potential contribution to the success of the Company and such other factors as the Appropriate Administrator may deem relevant.

Stock Options. The Committee has authority, in its discretion, to grant incentive stock options (stock options qualifying under Section 422 of the Code), nonqualified options (stock options not qualifying under Section 422 of the Code) or both types of stock options (but not in tandem) to employees. The Board has authority, in its discretion, to grant nonqualified stock options to non-employee directors. The Appropriate Administrator may grant tandem stock appreciation rights in conjunction with incentive stock options or nonqualified stock options and may grant freestanding stock appreciation rights, as set forth below.

       The option price for each stock option will be such price as the Appropriate Administrator, in its discretion, determines but will not be less than 100% of the fair market value of the Common Stock on the date of grant of the stock option, except that in the case of an incentive stock option granted to an employee who owns more than 10% of the outstanding shares of the Company's Common Stock (a "Ten Percent Employee"), the option price will not be less than 110% of such fair market value. Fair market value for all purposes under the Amended Plan shall be the mean between the highest and lowest sales price per share of the Company's Common Stock as quoted in the Nasdaq National Market Issues listing in The Wall Street Journal for the date as of which fair market value is determined. On March 8, 2002, the fair market value of a share of the Company's Common Stock, as so computed, was $24.30.

       Each stock option will be exercisable at such time or times as the Appropriate Administrator, in its discretion, determines, except that no stock option will be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

       Unless the Committee, in its discretion, otherwise determines, the following provisions in this paragraph will apply in the event of the termination of employment of the optionee. If the employment of the optionee is voluntarily terminated with the consent of the Company, or the optionee retires under any retirement plan of the Company, all outstanding stock options held by the optionee will be exercisable by the optionee (but only to the extent exercisable immediately prior to the termination of employment) at any time (i) prior to the expiration date of the stock option or within three months after the date of termination of employment, whichever is the shorter period, in the case of an incentive stock option, or (ii) prior to the expiration date of the stock option or within one year after the date of termination of employment, whichever is the shorter period, in the case of a nonqualified stock option, and to the extent not exercisable will terminate. If the employment of the optionee is voluntarily terminated because the optionee is a disabled grantee within the meaning of Section 422(c)(6) of the Code, all outstanding stock options held by the optionee will be exercisable by the optionee (whether or not so exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within one year after the date of termination of employment, whichever is the shorter period. Following the death of the optionee during employment, all outstanding stock options held by the optionee at the time of death will be exercisable in full (whether or not so exercisable immediately prior to the death of the optionee) by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within one year after the date of death of the optionee, whichever is the shorter period. Following the death of the optionee after termination of employment, all outstanding stock options held by the optionee at the time of death will be exercisable in full (but only to the extent exercisable immediately prior to the death of the optionee) by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within one year after the date of death of the optionee, whichever is the shorter period. If the employment of an optionee terminates for any reason other than voluntary termination without the consent of the Company, retirement under a retirement plan, or death, all outstanding stock options held by the optionee at the time of such termination of employment automatically terminate; provided, however, that if the employment of an optionee is involuntarily terminated by the Company without cause (as defined in the Plan), any stock option held by such employee at the time of such termination that was granted to the optionee on or before May 3, 2001 shall be exercisable by the optionee (but only to the extent exercisable by the optionee immediately prior to termination of employment) at any time prior to the expiration date of such option or within one year after the date of termination of employment, whichever is the shorter period. Whether termination of employment is a voluntary termination with consent of the Company or an involuntary termination with or without cause will be determined by the Committee in its discretion and any such determination by the Committee will be final and binding.

     Unless the Board, in its discretion, otherwise determines, the following provisions of this paragraph will apply in the event of termination of Board service of a non-employee director. If a non-employee director ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such non-employee director will be exercisable by the non-employee director (but only to the extent exercisable by the non-employee director immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year of the date the non-employee director ceases to be a Director, whichever is the shorter period. If during the term of his or her office as a Director the non-employee director resigns from the Board (which does not include not standing for re-election at the end of his or her then current term) or is removed from office for cause, then any outstanding stock option held by such non-employee director will be exercisable by the non-employee director (but only to the extent exercisable by the non-employee director immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within 90 day s after the date of resignation or removal, whichever is the shorter period. Following the death of a non-employee director during service as a Director of the Company, any outstanding stock option held by the non-employee director at the time of death (whether or not exercisable by the non-employee director immediately prior to death) will be exercisable by the person entitled to do so under the Will of the non-employee director, or, if the non-employee director shall fail to make testamentary disposition of the stock option or dies intestate, by the legal representative of the non-employee director, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period. Following the death of a non-employee director after ceasing to be a Director, any outstanding stock option held by such non-employee director at the time of death shall be exercisable (but only to the extent exercisable by the non-employee director immediately prior to death) by such person entitled to do so under the Will of the non-employee director or by such legal representative at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

       The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company previously owned shares of the Company's Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that no shares of Common Stock which have been held less than six months may be delivered in payment of the option price of a stock option. The Appropriate Administrator will also cooperate with any optionee who participates in a cashless exercise program through a broker or other agent.

       For incentive stock options, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the exercise date of incentive stock options is accelerated pursuant to any provision of the Amended Plan or any agreement (see Change in Control below) and the acceleration would result in a violation of this limitation, then, subject to the provisions of the next sentence, the exercise dates of such incentive stock options will be accelerated only to the extent, if any, that does not result in a violation of such limitation and, in any such event, the exercise dates of the incentive stock options with the lowest option prices will be accelerated first. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation and even if such incentive stock options would as a result be converted in whole or in part into nonqualified stock options.

       Subject to the foregoing and the other provisions of the Amended Plan, stock options granted under the Amended Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as are determined, in its discretion, by the Appropriate Administrator.

Freestanding Stock Appreciation Rights and Tandem Stock Appreciation Rights. The Appropriate Administrator may grant stock appreciation rights either separately (Freestanding stock appreciation rights) or in tandem with a stock option (Tandem stock appreciation rights). Tandem stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time of the stock option grant. Tandem stock appreciation rights granted in conjunction with a nonqualified stock option may be granted either at the time the stock option is granted or at any time during the term of the stock option.

       Freestanding stock appreciation rights entitle the person exercising them to receive from the Company a payment with an aggregate fair market value on the date of exercise equal to the excess of the fair market value of one share on such date over the grant price per share, multiplied by the number of shares covered by the stock appreciation rights, or portion thereof, which are exercised. For Freestanding stock appreciation rights, the grant price per share may not be less than the fair market value of a share of Common Stock (determined as above under Stock Options) on the date the Freestanding stock appreciation rights are granted.

       Tandem stock appreciation rights entitle the person exercising them to surrender the related stock option or any portion thereof without exercising the stock option and to receive from the Company payment in an amount equal to the excess of the fair market value of one share on such date over the grant price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is surrendered. For Tandem stock appreciation rights, the grant price per share will be the same as the option price of the related stock option.

       The Appropriate Administrator will have the authority, in its discretion, to determine whether the obligation of the Company on exercise of stock appreciation rights will be paid in shares of Common Stock, in cash, or partly in cash and partly in shares of Common Stock.

       Freestanding stock appreciation rights may be exercised during the term specified by the Appropriate Administrator, provided that no Freestanding stock appreciation right may be exercised after the expiration of ten years from the date of grant. Tandem stock appreciation rights are exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option.

Restricted Shares. Restricted shares of the Company's Common Stock may be awarded by the Appropriate Administrator which will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Appropriate Administrator may impose thereon and be subject to forfeiture if certain events (which may, in the discretion of the Appropriate Administrator, include termination of employment or service on the Board) specified by the Appropriate Administrator occur prior to the lapse of the restrictions. The number of restricted shares awarded to the grantee, the restrictions imposed thereon, the duration of the restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Appropriate Administrator, in its discretion, deems appropriate will be set forth in a restricted share agreement between the Company and the grantee.

       Following a restricted share award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares will be held by the Company in escrow. The Appropriate Administrator, in its discretion, may determine that dividends and other distributions on the shares held in escrow will not be paid to the grantee or will not be paid to the grantee until the lapse or termination of the applicable restrictions. Upon the lapse or termination of the restrictions (and not before), the share certificates will be delivered to the grantee. From the date a restricted share award is effective, however, the grantee will be a shareholder with respect to the restricted shares and will have all the rights of a shareholder with respect to the shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Appropriate Administrator.

Performance Units and Performance Shares. The Appropriate Administrator may award performance units and/or performance shares which will entitle the grantee to receive a payment (in any combination of cash or shares of Common Stock) equal to the fair market value of shares of the Company's Common Stock covered by the award at the end of a specified award period contingent upon the extent to which one or more predetermined performance targets are satisfied during the award period. The performance target or targets may be expressed in terms of goals or other such measures of accomplishment by the grantee, the Company, or any branch, department or other portion thereof, as may be established, in its discretion, by the Appropriate Administrator. The performance target or targets and such other terms and conditions of the award of the performance shares as the Appropriate Administrator, in its discretion, deems appropriate will be set forth in a performance share agreement between the Company and the grantee.

     At any time prior to the end of an award period, the Appropriate Administrator may adjust the determination of the degree of attainment of the pre-established performance goals, except that the Committee cannot adjust awards to Named Executive Officers in a manner contrary to Section 162(m) of the Code. The Appropriate Administrator, in its discretion, may determine that grantees are entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares, provided that such dividends or other distribution will be subject to reductions prior to the satisfaction of the performance targets.

       If prior to the close of an award period the employment or service on the Board of a grantee of performance units or performance shares is terminated due to disability, retirement or death, the grantee shall receive a prorated portion of the performance units or performance shares based upon the extent to which the Appropriate Administrator determines the performance target or targets have been achieved and such other factors the Appropriate Administrator may deem relevant. In the case of any Named Executive Officer who retires during a performance period, however, payment will be made at the same time as payments are made to those employees who did not terminate employment during the performance period. Unless otherwise specified in the performance unit or performance share agreement, if the employment or service on the Board of a grantee of an award of performance units or performance shares terminates prior to the time the performance units or performance shares have been earned for any other reason, the unearned performance units or performance shares will be deemed not to have been earned.

Performance Measure. Unless and until the Committee proposes for a shareholder vote and the shareholders approve a change in the general performance measures set forth in the Amended Plan, the attainment of which may determine the degree of payout or vesting with respect to awards to Named Executive Officers which are designed to quality for the performance based exception to the $1 million compensation deduction limitation provided for in Section 162(m) of the Code, the performance measures to be used for purposes of such grants shall be chosen from among the following alternatives:

     (a)  revenues of the Company or any specified division;
     (b) percentage increase over a specified period in revenues of the Company or any specified division;
     (c) expenses or any designated category of expenses of the Company or any specified division;
     (d) percentage decrease over a specified period in expenses or any designated category of expenses of the Company or any specified division;
     (e)  pre-tax or after-tax-income of the Company or any specified division;
          and
     (f) percentage increase over a specified period in pretax or after-tax income of the Company or any specified division.

The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals, but awards which are designed to qualify for the performance based exception (and which are held by Named Executive Officers) may not be adjusted upward (the Committee shall retain the discretion to adjust such awards downward).

     In the event that applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee will have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the performance based exception, the Committee may make such grants without satisfying the requirements of Code 162(m).

Change in Control. The Amended Plan provides for certain additional rights upon the occurrence of a Change in Control as defined in Section 2.6 of the Amended Plan. Upon the occurrence of a Change in Control (as defined below):

(a) Any and all stock options and stock appreciation rights granted under the Amended Plan shall become immediately exercisable, and shall remain exercisable throughout their entire term;

(b) Any restriction periods and restrictions imposed on restricted shares shall lapse;

(c) The target payout opportunities attainable under all outstanding awards of restricted shares, performance units and performance shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control. The vesting of all awards denominated in shares of Common Stock shall be accelerated as of the effective date of the Change in Control, with certain exemptions; and

(d) The Appropriate Administrator shall have the authority to make any modifications to the awards as determined by the Appropriate Administrator to be appropriate before the effective date of the Change in Control.

       A Change in Control of the Company shall be deemed to have occurred (as of a particular day, as specified by the Board) if the Board, by a majority vote, agrees that a Change in Control has occurred, or is about to occur. Such a change shall not include, however, a restructuring, reorganization, merger, or other change in capitalization in which the persons who own an interest in the Company on October 16, 1995 (the "Current Owners") (or any individual or entity which receives from a Current Owner an interest in the Company through Will or the laws of descent and distribution) maintain more than a fifty percent (50%) interest in the resultant entity.

       Regardless of the Board's vote, a Change in Control will be deemed to have occurred as of the first day any one or more of the following paragraphs shall have been satisfied:

(a) Any person or group (other than the Current Owners, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

(b) The shareholders of the Company approve: (i) a plan of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all of the Company's assets (other than one in which in the shareholders of the Company, as determined immediately prior to such transaction, hold, directly or indirectly, as determined immediately following such transaction, a majority of the voting power of each surviving, resulting or acquiring corporation which, immediately following such transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction); or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

Withholding. Income or employment taxes may be required to be withheld by the Company in connection with the exercise of an incentive stock option, a nonqualified stock option or performance stock appreciation rights, at the time restricted shares are awarded or vest or performance units or performance shares are earned or upon the receipt by the optionee or grantee of cash in payment of dividends on restricted shares which have not vested or dividends or performance units or performance shares at the time of vesting. The optionee or grantee will be required to pay the Company the amount required to be withheld in cash, except that the optionee or grantee may elect to have shares of the Company's Common Stock which would otherwise be received withheld, or may elect to deliver previously owned shares of the Company's Common Stock to the Company, to satisfy the withholding obligation.

Miscellaneous. The Board of Directors may amend or terminate the Amended Plan at any time, provided that without shareholder approval no amendment of the Amended Plan, which requires shareholder approval in order for the Amended Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor rule, shall be made without such required approval. No amendment or termination of the Amended Plan may, without the written consent of the holder of an outstanding grant or award under the Amended Plan, adversely affect the rights of such holder with respect thereto.

       No stock option, stock appreciation right or performance unit or share award granted under the Amended Plan will be transferable other than by Will or by the laws of descent and distribution and the same may be exercised during an participant's lifetime only by the participant.

       The terms and conditions of each grant and award under the Amended Plan will be set forth in an agreement between the Company and the participant.

       The Appropriate Administrator may permit or require a participant to defer such participant's receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant by virtue of the exercise of an option or stock appreciation right, the lapse or waiver of restrictions with respect to restricted stock, or the satisfaction of any requirements or goals with respect to performance unit shares. If any such deferral election is required or permitted, the Appropriate Administrator will, in its sole discretion, establish rules and procedures for such payment deferrals.

       If an optionee or grantee of restricted shares, performance units, and/or performance shares (i) engages in the operation or management of a business which is in competition with the Company, (ii) induces or attempts to induce any person having a business relationship with the Company to cease doing business with the Company or in any way interferes with any such business relationship or
(iii) solicits any employee of the Company to leave the employment thereof or in any way interferes with such employment relationship, the Appropriate Administrator, in its discretion, may terminate all outstanding options held by the optionee, immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed and/or cancel the performance unit or performance share award made to the grantee. This paragraph does not apply, however, if the restrictions on the restricted shares have lapsed or the performance shares are deemed to have been fully earned as a result of the occurrence of a Change in Control.

       Each person who is or was a member of the Committee or of the Board will be indemnified and held harmless by the Company against certain liabilities for acting as such.

       The anti-dilution provisions of the Amended Plan also provide in certain events for proportionate adjustments to awards and prices (i.e., option exercise price).

POSSIBLE ANTI-TAKEOVER EFFECT

The provisions of the Amended Plan providing for the acceleration of the exercise date of stock options, the lapse of restrictions applicable to restricted shares and the deemed earn out of performance units and performance shares upon the occurrence of a Change in Control may be considered as having an anti-takeover effect.

SECTION 16(B) UNDER THE EXCHANGE ACT

Under Section 16(b) of the Exchange Act, directors and officers of the Company are liable to the Company for any profits realized by them on the purchase and sale (or sale and purchase) of any shares of Common Stock within any period of less than six months. Under certain circumstances, a transaction after a person ceases to be a Director or officer may be matched with a transaction prior to the time the person ceases being a Director.

       Under Rule 16b-3 adopted by the SEC under the Exchange Act, under most circumstances neither the grant to a Director or officer of a stock option, stock appreciation right, restricted share award or performance unit or performance share award under the Plan nor the acquisition of shares of Common Stock by a Director or officer upon the exercise of a stock option, stock appreciation right or performance unit award is considered a purchase for
Section 16(b) purposes. Also, under most circumstances under Rule 16b-3, the delivery to the Company by a Director or officer of shares already-owned Common Stock in payment of the option price upon exercise of a stock option granted under the Amended Plan is not considered a sale for Section 16(b) purposes. The sale of shares of Common Stock acquired by a Director or officer of the Company under the Amended Plan may, however, by matched for Section 16(b) purposes with a purchase of Common Stock (other than under the Amended Plan) by the Director or officer within six months before or six months after the sale.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.

Incentive Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

       If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of Common Stock. If shares of Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer will be considered a disqualifying disposition of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

       The Company will not be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. Except as described in "Other Tax Matters" below, if an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Nonqualified Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a nonqualified stock option. Upon the exercise of a nonqualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a nonqualified stock option is paid in whole or in part with shares of Common Stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonqualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.

       The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Stock Appreciation Rights. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of stock appreciation rights. Upon the exercise of stock appreciation rights, the fair market value of the shares received, determined as of the date of exercise, and any cash received, is treated as compensation received by the optionee in the year of exercise. Except as described in "Other Tax Matters" below, the Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Restricted Stock. A grantee of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the stock is subject to restrictions (that is, it is nontransferable and subject to a substantial risk of forfeiture). However, a grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make a
Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. Except as described in "Other Tax Matters" below, the Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

Performance Units and Performance Shares. An awardee of performance units or performance shares will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or shares of Common Stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of Common Stock. An awardee may, however, make an election under Section 83(b) of the Code to recognize compensation income on the date of receipt. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the shares of Common Stock on the date compensation income is recognized. Except as described in "Other Tax Matters" below, the Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Other Tax Matters. The exercise by an awardee of a stock option or stock appreciation right, the lapse of restrictions on restricted shares or the deemed earn out of performance units or performance shares following a change of control event as defined in the Amended Plan, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of Common Stock or cash resulting from such exercise or deemed earn out of performance units or performance shares or, in the case of restricted shares, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company as explained above. The Company may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of (i) restricted shares,
(ii) performance units or performance shares; (iii) stock appreciation rights granted at a price that is less than the corresponding value of the fair market value of the shares of common stock; or (iv) tandem stock appreciation rights granted after the grant of the related option, to any employee if, as of the close of the tax year, the employee is the Chief Executive Officer of the Corporation (or acts in that capacity) or is among the four highest compensated officers for that tax year (other than the Chief Executive Officer) for whom total compensation is required to be reported to shareholders under the Exchange Act, if the total compensation paid to such employee exceeds $1,000,000.

AMENDED PLAN BENEFITS

Given that awards under the Amended Plan are subject to the discretion of the Compensation Committee, the amount of future awards is not determinable. It also is not possible to determine how many options would have been granted if the amendments to the Amended Plan had been in effect. However, the following table sets forth information regarding options granted under the Plan in 2001 for (i) the named executive officers in the Summary Compensation Table, (ii) all executive officers of the Company as a group, (iii) all current non-employee Directors as a group; and (iv) all employees as a group.


NAME AND PRINCIPAL POSITION                                                         NO. OF SHARES
Christian L. Allison, Chief Executive Officer..............................................22,000
Richard A. Bair, Jr., EVP Engineering and Testing...........................................7,000
Rocco Flaminio, Chief Technology Officer....................................................7,000
Samuel C. Knoch, Chief Financial Officer and Treasurer.....................................12,000
Mark B. Peterson, President................................................................27,000
All executive officers as a group ........................................................247,000
All current non-employee Directors as a group..............................................25,000
All non-executive employees as a group.....................................................58,500


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company, following the recommendation of the Audit Committee, has appointed the independent auditing firm of PricewaterhouseCoopers LLP to examine the consolidated financial statements of the Company for the 2002 fiscal year. PricewaterhouseCoopers LLP audited the consolidated financial statements of the Company for the 2001 fiscal year. Although appointment of independent auditors is not required to be submitted to a vote of the shareholders, the Board believes that the shareholders should participate in the selection of independent auditors through the ratification process. The proxies solicited on behalf of the Board of Directors will be voted for that firm unless otherwise specified.

In the event that the shareholders fail to ratify the appointment, the Board will consider such vote as a recommendation to appoint other independent auditors for the 2003 fiscal year. The Board of Directors expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and, while such representatives do not currently plan to make a statement at the meeting, they will be available to respond to appropriate questions.

                                 OTHER BUSINESS

The Board of Directors does not know at this time of any other or further business that may come before the Annual Meeting, but, if any such matters should hereafter become known or determined and be properly brought before such meeting for action, the proxy holders will vote upon the same according to their discretion and best judgment.

                            EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and regular employees of the Company may, for no additional compensation, solicit proxies in person or by telephone. The Company may also hire a proxy solicitation firm, the costs of which are not determined at this time but which would be paid by the Company.

                              SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Company's Proxy Statement for the 2003 Annual Meeting of Shareholders, a proposal submitted by a shareholder for such meeting must be received by the Secretary, Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, Pennsylvania 15024 on or before November 27, 2002.

Section 3.17 of the Bylaws of the Company requires that any shareholder intending to present a proposal for action at an Annual Meeting must give written notice of the proposal, containing the information specified in such
Section 3.17, so that it is received by the Company not later than the notice deadline determined under such Section 3.17. This notice deadline will generally be 60 days prior to the anniversary date of the Company's Proxy Statement for the Annual Meeting for the previous year, or January 27, 2003 for the Company's Annual Meeting in 2003. Any shareholder proposal received by the Secretary of the Company after January 27, 2003 will be considered untimely under Rule 14a-4(c)(1) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

By Order of the Board of Directors,


/s/ Sara M. Antol

Sara M. Antol
General Counsel and Corporate Secretary
March 27, 2002

                          EXHIBIT A TO PROXY STATEMENT

                             AUDIT COMMITTEE CHARTER



(Dated as of August 27, 1996; Revised July 15, 1999, October 12, 2000, October 11, 2001)

The Board of Directors of Tollgrade Communications, Inc. (the "Corporation") hereby establishes the following charter for the function and operation of the Audit Committee.

ORGANIZATION AND MEMBERSHIP

         The Audit Committee is a committee of the Board of Directors of the Corporation. The membership of the Audit Committee shall consist of at least three members of the Board of Directors, all of whom are considered Independent (as defined in Rule 4200(15) of the NASDAQ listing rules, as amended, attached hereto as Exhibit A.) Notwithstanding the foregoing, in exceptional and limited circumstances, the Board of Directors may appoint one member to the Audit Committee who is not Independent and is not a current employee or an immediate family member of such employee if the Board determines it is in the best interest of the Corporation and its shareholders, and so discloses in the next annual proxy statement the nature of that relationship and the reasons for that determination.

         Members of the Committee shall serve at the pleasure of the Board. Audit Committee members and the Committee chairman shall be designated by the full Board of Directors upon the recommendation of the Nominating Committee. The Board of Directors shall consider a nominee's background before appointment to the Audit Committee; it is a requirement that each appointed Audit Committee member be able to read and understand the fundamental financial statements of the Corporation at the time of the appointment or soon thereafter. In addition, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in finance or accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The duties and responsibilities of a member of the Audit Committee are in addition to those duties required for a member of the Board of Directors.

RESPONSIBILITIES

         The Audit Committee shall provide assistance to the Board of Directors in carrying out its responsibilities as they relate to the following:

-    business risk and control
-    internal and external audit
-    accounting systems
-    financial reporting systems
-    compliance with regulatory, legal and tax requirements

         Maintaining flexible policies and procedures is appropriate to enable the Audit Committee to perform its responsibilities.

         In carrying out its responsibilities, the Audit Committee is expected to:

          1. Review and reassess the adequacy of the Audit Committee's charter annually and recommend to the Board any revisions thereto.

          2. Recommend to the Board the independent accountant to be nominated, recommend to the Board the approval of the compensation of the independent accountant, and review and recommend to the Board the approval of the discharge of the independent accountant. The ultimate accountability of the independent accountant is to the Board of Directors and the Audit Committee, as representatives of the Corporation's shareholders.

          3. Review and recommend to the Board the concurrence in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer.

          4. Obtain a formal written statement from the independent accountant delineating all relationships between the independent accountant and the Corporation, consistent with Independence Standards Board Statement 1, actively engage in dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant, and recommend that the Board of Directors take appropriate action to oversee the independence of the independent accountant.

          5. Inquire of executive management, the Chief Financial Officer and the independent accountant about significant risks of loss exposure for the Corporation and assess the steps management has taken to minimize such risks to the Corporation.

          6. Consider, in consultation with the independent accountant and the Chief Financial Officer, the audit scope and plan of the independent accountant.

          7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

          8. Review with the Chief Financial Officer and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

          9. Consider and review with the independent accountant and the Chief Financial Officer:

               a. The adequacy of the Corporation's internal controls including computerized information system controls and security.

               b. Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

          10. Review with management and the independent accountant at the completion of each quarterly reporting period but before public announcement of results, the earnings release and financial statements related thereto, and inquire as to the results of the independent accountant's review, which is to be completed in accordance with SAS 71.

          11. Review with management and the independent accountant at the completion of the annual examination:

               a. The Corporation's annual financial statements and related footnotes.

               b. The independent accountant's audit of the financial statements and his or her report thereon.

               c. Any significant changes in the independent accountant's audit plan.

               d. Any serious difficulties or disputes with management encountered during the course of the audit.

               e. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

          12. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

          13. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies and programs and reports received from regulators.

          14. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

          15. The Audit Committee shall report in the Corporation's annual proxy statement as to whether the Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received from the independent accountant the disclosures regarding the independent accountant's independence required by Independence Standards Board Standard No. 1 and discussed with the independent accountant the independent accountant's independence. The report shall also state whether, based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

          16. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

          17. Perform such other functions as assigned by law, the Corporation's Articles of Incorporation or Bylaws or the Board of Directors.

         In fulfilling its responsibilities, the Audit Committee is expected to maintain free and open communications with the Chairman, Chief Executive Officer, Chief Financial Officer and the Controller as well as the Corporation's independent auditors. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. If appropriate, the Audit Committee may retain independent legal counsel, accountants or others to assist it from time to time, at the Corporation's expense.

         The Committee shall meet at least two times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                    EXHIBIT A


NASD RULE 4200(15)

(15) "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

     (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

     (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

                          EXHIBIT B TO PROXY STATEMENT
                         TOLLGRADE COMMUNICATIONS, INC.

                         TOLLGRADE COMMUNICATIONS, INC.
                   1995 LONG-TERM INCENTIVE COMPENSATION PLAN
                      (AS AMENDED THROUGH JANUARY 24, 2002)


ARTICLE 1.  ESTABLISHMENT, OBJECTIVES, AND DURATION

1.1 ESTABLISHMENT OF THE PLAN. Tollgrade Communications, Inc., a Pennsylvania corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Tollgrade Communications, Inc. Long-Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units. Subject to approval by the Company's stockholders, the Plan shall become effective as of November 15, 1995 (the "Effective Date") and shall remain in effect as provided in
         Section 1.3 hereof.

1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.
                  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

1.3 DURATION OF THE PLAN. The Plan was adopted by the Board of Directors on October 16, 1995, subject to approval by the Company's stockholders, and shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to
         Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after October 15, 2005.

ARTICLE 2.  DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1 "APPROPRIATE ADMINISTRATOR" means, in the case of any Awards to Employees, the Committee, and in the case of any Awards to Nonemployee Directors, the Board.

2.2 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

2.3 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

2.4 "BENEFICIAL OWNER" OR "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5      "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the
         Company.

2.6 "CAUSE" shall mean with respect to the termination of an Employee's employment, unless otherwise determined by the Committee at the time of the grant of the Award (i) in the case where there is no employment agreement, change of control agreement or similar agreement in effect between the Employee and the Company at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" or words of like import), termination due to an Employee's dishonesty, fraud, conviction of a felony, insubordination, willful misconduct, refusal to perform services, or unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Employee and the Company at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement.

2.7 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred (as of a particular day, as specified by the Board) if the Board, by a majority vote, agrees that a Change in Control has occurred, or is about to occur. Such a change shall not include, however, a restructuring, reorganization, merger, or other change in capitalization in which the Persons who own an interest in the Company on the Effective Date (the "Current Owners") (or any individual or entity which receives from a Current Owner an interest in the Company through will or the laws of descent and distribution) maintain more than a fifty percent (50%) interest in the resultant entity.
                  Regardless of the Board's vote, a Change in Control will be deemed to have occurred as of the first day any one (1) or more of the following paragraphs shall have been satisfied:

         (a) Any Person (other than the Person in control of the Company as of the Effective Date of the Plan, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

         (b)      The stockholders of the Company approve:

                  (i)      A plan of complete liquidation of the Company; or

                  (ii) An agreement for the sale or disposition of all or substantially all of the Company's assets (other than one in which in the stockholders of the Company, as determined immediately prior to such transaction, hold, directly or indirectly, as determined immediately following such transaction, a majority of the voting power of each surviving, resulting or acquiring corporation which, immediately following such transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction); or

                  (iii) A merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

                  However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group, which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than five percent (5%) of the voting equity securities of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise deemed not to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

2.8 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

2.9 "COMMITTEE" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

2.10 "COMPANY" means Tollgrade Communications, Inc., a Pennsylvania corporation, and any successor thereto as provided in Article 18 herein.

2.11 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

2.12     "EFFECTIVE DATE" shall have the meaning ascribed to such term in
         Section 1.1 hereof.

2.13 "EMPLOYEE" means any full-time, active employee of the Company. Directors who are not employed by the Company shall not be considered Employees under this Plan.

2.14 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15 "FAIR MARKET VALUE" shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common

         Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 2.15. If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 2.15 for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.16 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.17 "INCENTIVE STOCK OPTION" OR "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code
         Section 422.

2.18 "INSIDER" shall mean an individual who, immediately prior to the grant of any Award, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. For purposes of this Section 2.18, an individual (i) shall be considered as owning not only Shares of stock owned individually but also all Shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by whole or half blood) of such individual and (ii) shall be considered as owning proportionately any Shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

2.19 "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.20 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

2.21 "NONQUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.22 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.23 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.24 "PARTICIPANT" means an Employee or a Nonemployee Director who has outstanding an Award granted under the Plan.

2.25 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.26 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

2.27 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

2.28 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Appropriate Administrator, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

2.29 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.30     "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
         Article 8 herein.

2.31 "RETIREMENT" shall mean any voluntary termination of employment by an Employee following the attainment of age 65.

2.32     "SHARES" means the shares of Common Stock of the Company.

2.33 "STOCK APPRECIATION RIGHT" OR "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

2.34 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3.  ADMINISTRATION

3.1 THE COMMITTEE. Except as set forth in Section 3.5 below, the Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two
         (2) Directors who (i) are "non-employee" directors and otherwise meet the "disinterested administration" rules of Rule 16b-3 under the Exchange Act and (ii) are "outside directors" under Section 162(m)(4)(C) of the Code, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2 AUTHORITY OF THE COMMITTEE. Except as set forth in Section 3.4 below, except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to grant Options (with or without SARs) and to award Restricted Stock, Performance Shares and Performance Units as described herein and to determine the Employees to whom any such Award shall be made and the number of Shares to be covered thereby; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees; and establish, amend, or waive rules and regulations for the Plan's administration as they apply to Employees; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award except for Incentive Stock Options to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations, which may be necessary or advisable for the administration of the Plan, as the Plan applies to Employees. As permitted by law the Committee may delegate its authority as identified herein.

3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4 NON-COMPETITION. If a grantee of an Option, Restricted Stock, Performance Units or Performance Shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company, (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company to cease doing business with the Company or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or (iii) solicits any employee of the Company to leave the employment thereof or in any way interferes with the relationship of such employee with the Company, the Appropriate Administrator, in its discretion, may immediately terminate all outstanding Options held by the grantee, declare forfeited all Restricted Stock held by the grantee as to which the restrictions have not yet lapsed and/or immediately cancel any award of Performance Units or Performance Shares. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the outstanding Options to be terminated, and/or the Restricted Stock to be forfeited and/or any award of Performance Units or Performance Shares to be cancelled shall be determined, in its discretion, by the Appropriate Administrator, and any such determination by the Appropriate Administrator shall be final and binding.

3.5 GRANTS TO NONEMPLOYEE DIRECTORS. Notwithstanding the foregoing, unless otherwise determined by the Board, the Board shall grant Nonqualified Stock Options (with or without SARs) and award Restricted Stock, Performance Shares and Performance Units, and otherwise exercise the same authority as the Committee as described in Section 3.2 above, with respect to Nonemployee Directors.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 2,685,000; provided however, that, of that total, the maximum number of Shares of Restricted Stock granted pursuant to Article 8 herein, shall be 300,000.

         The following rules shall apply to grants of such Awards under the
         Plan:

         (a) The maximum aggregate number of Shares that may be granted or that may vest, as applicable, pursuant to any Award held by any one Named Executive Officer shall be 200,000 during any calendar year of the term of the Plan;
          (b) The maximum aggregate cash payout received during any fiscal year by any one Named Executive Officer with respect to Awards granted shall be $1 million.

4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1 and as to the number of Shares which may be awarded under the Plan to any Named Executive Officer during the term of the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees of the Company (including, but not limited to, Employees who are members of the Board, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) and all Nonemployee Directors of the Company.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award and the Board may, from time to time, select from all eligible Nonemployee Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.  STOCK OPTIONS

6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, the Committee may grant Incentive Stock Options or Nonqualified Stock Options or both types of Options (but not in tandem) to Employees and the Board may grant Nonqualified Stock Options to Nonemployee Directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Appropriate Administrator.

6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Appropriate Administrator shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

6.3 OPTION PRICE. The Option Price at which each Option may be exercised shall be no less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the Option on the date of grant, except that in the case of an Incentive Stock Option granted to an Insider, the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 6.3, the fair market value of the Common Stock shall be as determined in Section 2.15

6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Appropriate Administrator shall determine at the time of grant; provided, however, that no Option shall be exercisable after the expiration of ten years (five years in the case of an Incentive Stock Option granted to an Insider) from the date of grant.

6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Appropriate Administrator shall in each instance approve, which need not be the same for each grant or for each Participant. Notwithstanding any other provision contained in the Plan or in any Award Agreement referred to in Section 2.3, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this paragraph, the aggregate fair market value, determined as provided in Section 2.15 on the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under all plans of the corporation employing such Employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the Incentive Stock Options with the lowest Option Prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to Nonqualified Stock Options.

6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
                   The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash in United States dollars (including check, bank draft or money order), or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of (a) and (b).
                   The Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Appropriate Administrator, in its discretion, shall otherwise determine at the time of grant in the case of an Incentive Stock Option, or at any time in the case of a Nonqualified Stock Option, the exercise of the Option shall not be deemed to occur and no Shares of Common Stock will be issued by the Company upon exercise of the Option until the Company has received payment of the Option Price in full.

6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Appropriate Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8 TERMINATION OF EMPLOYMENT. Subject to the provisions of Section 6.5 in the case of Incentive Stock Options, unless the Committee, in its discretion, shall otherwise determine:
         (i) If the employment of an Employee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Company or an Employee retires under any retirement plan of the Company, any outstanding Incentive Stock Option held by such Employee shall be exercisable by the Employee (but only to the extent exercisable by the Employee immediately prior to the termination of employment) at any time prior to the expiration date of such Incentive Stock Option or within three months after the date of termination of employment, whichever is the shorter period;

         (ii) If the employment of an Employee who is not a Disabled Grantee is voluntarily terminated with the consent of the Company or an Employee retires under any retirement plan of the Company, any outstanding Nonqualified Stock Option held by such Employee shall be exercisable by the Employee (but only to the extent exercisable by the Employee immediately prior to the termination of employment) at any time prior to the expiration date of such Nonqualified Stock Option or within one year after the date of termination of employment, whichever is the shorter period;

         (iii) If the employment of an Employee who is a Disabled Grantee is voluntarily terminated with the consent of the Company, any outstanding Option held by such Employee shall be exercisable by the Employee in full (whether or not so exercisable by the Employee immediately prior to the termination of employment) at any time prior to the expiration date of such Option or within one year after the date of termination of employment, whichever is the shorter period;

         (iv) Following the death of an Employee during employment, any outstanding Option held by the Employee at the time of death shall be exercisable in full (whether or not so exercisable by the Employee immediately prior to the death of the Employee) by the person entitled to do so under the Will of the Employee, or, if the Employee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Employee at any time prior to the expiration date of such stock option or within one year after the date of death of the Employee, whichever is the shorter period;

         (v) Following the death of an Employee after termination of employment during a period when an Option is exercisable, the Option shall be exercisable by such person entitled to do so under the Will of the Employee by such legal representative (but only to the extent exercisable by the Employee immediately prior to the termination of employment) at any time prior to the expiration date of such Option or within one year after the date of death, whichever is the shorter period;

         (vi) Unless the exercise period of a stock option following termination of employment has been extended as provided in
                  Section 14.1, if the employment of an Employee terminates for any reason other than voluntary termination with the consent of the Company, retirement under any retirement plan of the Company or death, all outstanding Options held by the Employee at the time of such termination of employment shall automatically terminate; provided, however, that if the employment of an Employee is involuntarily terminated by the Company without Cause, any Option held by such Employee at the time of such termination that was granted to Employee on or after May 3, 2001, shall be exercisable by the Employee (but only to the extent exercisable by the Employee immediately prior to the termination of employment) at any time prior to the expiration date of such Option or within one year after the date of termination of employment, whichever is the shorter period. Whether termination of employment is a voluntary termination with the consent of the Company or an involuntary termination with or without cause shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

6.9 TERMINATION OF BOARD SERVICE. Unless the Board, in its discretion, shall otherwise determine:

         (i) If a Nonemployee Director ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such Nonemployee Director shall be exercisable by the Nonemployee Director (but only to the extent exercisable by the Nonemployee Director immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the Nonemployee Director ceases to be a Director, whichever is the shorter period;

         (ii) If during his or her term of office as a Director a Nonemployee Director resigns from the Board (which shall not include not standing for reelection at the end of his or her then current term) or is removed from office for cause, any then outstanding stock option held by such Nonemployee Director shall be exercisable by the Nonemployee Director (but only to the extent exercisable by the Nonemployee Director immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period;

         (iii) Following the death of a Nonemployee Director during service as a Director of the Company, any outstanding stock option held by the Nonemployee Director at the time of death (whether or not exercisable by the Nonemployee Director immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the Nonemployee Director, or, if the Nonemployee Director shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Nonemployee Director, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

         (iv) Following the death of a Nonemployee Director after ceasing to be a Director, any outstanding stock option held by such Nonemployee Director at the time of death shall be exercisable (but only to the extent exercisable by the Nonemployee Director immediately prior to death) by such person entitled to do so under the Will of the Nonemployee Director or by such legal representative at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

                  Interpretation of the foregoing shall be done by the Board and any determination by the Board shall be final and binding.

6.10 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by Will or if the Participant dies intestate by the laws of descent and distribution of the state of domicile of the Participant at the time of death. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7.  STOCK APPRECIATION RIGHTS

7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Appropriate Administrator, provided however that any SAR granted in conjunction with an Incentive Stock Option may only be granted at the time the related Incentive Stock Option is granted.
                  The Appropriate Administrator may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. The Appropriate Administrator shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR.
                  The grant price of Tandem SARs shall equal the Option Price of the related Option, as provided in Section 6.3.

7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
                  Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an
         ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Appropriate Administrator, in its sole discretion, imposes upon them.

7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Appropriate Administrator shall determine.

7.5 TERM OF SARS. Except as otherwise provided in Section 7.2 in the case of a Tandem SAR granted in conjunction with an ISO, the term of an SAR granted under the Plan shall be determined by the Appropriate Administrator, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

         (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Appropriate Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

7.7 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Appropriate Administrator may impose such conditions on exercise of an SAR as may be required to satisfy the requirements of
         Section 16 of the Exchange Act (or any successor rule).

7.8 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and/or its Subsidiaries or the Participant's termination of Board Service, as the case may be. Such provisions shall be determined in the sole discretion of the Appropriate Administrator, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of such employment or service.

7.9 NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or, if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8.  RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Appropriate Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Appropriate Administrator shall determine.

8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Appropriate Administrator shall determine.

8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Appropriate Administrator and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Appropriate Administrator in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Appropriate Administrator shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.
                The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
                Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Appropriate Administrator may apply any restrictions to the dividends that the Appropriate Administrator deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.
                  In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company or service on the Board, as the case may be. Such provisions shall be determined in the sole discretion of the Appropriate Administrator, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of such employment or service; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or disability the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Named Executive Officers shall occur at the time they otherwise would have, but for the employment termination.

ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Appropriate Administrator.

9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Appropriate Administrator at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Appropriate Administrator shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

9.2.1 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum within seventy-five (75) calendar days following the close of the applicable Performance Period. Subject to the terms of this Plan, the Appropriate Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Appropriate Administrator.
                  At the discretion of the Appropriate Administrator,
         Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Appropriate Administrator, be entitled to exercise their voting rights with respect to such Shares.

  9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Appropriate Administrator and set forth in the Participant's Award Agreement, in the event the employment or the Board service of a Participant is terminated by reason of death, disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Appropriate Administrator in its discretion.
                  Payment of earned Performance Units/Shares shall be made at a time specified by the Appropriate Administrator in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Named Executive Officers who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

9.6 TERMINATION OF EMPLOYMENT OR BOARD SERVICE FOR OTHER REASONS. In the event that a Participant's employment or Board service terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Appropriate Administrator, as set forth in the Participant's Award Agreement.

9.7 NONTRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or if the grantee dies intestate by the laws of descent and distribution of the state of domicile of the grantee at the time of death. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10.  PERFORMANCE MEASURES

Unless and until the Appropriate Administrator proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

         (a) Revenues of the Company or any specified division;

         (b) Percentage increase over a specified period in revenues of the Company or any specified division;

         (c) Expenses or any designated category of expenses of the Company or any specified division;

         (d) Percentage decrease over a specified period in expenses or any designated category of expenses of the Company or any specified division;

         (e) Pretax or after-tax income of the Company or any specified division; and

         (f) Percentage increase over a specified period in pretax or after-tax income of the Company or any specified division.

The Appropriate Administrator shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance Based Exception, and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).
         In the event that applicable tax and/or securities laws change to permit the Appropriate Administrator discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Appropriate Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Appropriate Administrator determines that it is advisable to grant Awards, which shall not qualify for the Performance-Based Exception, the Appropriate Administrator may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 11.  BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12.  DEFERRALS

The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Appropriate Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13.  RIGHTS OF EMPLOYEES AND NONEMPLOYEE DIRECTORS

13.1 EMPLOYMENT AND BOARD SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company, nor shall it confer any right to a person to continue as a Director of the Company or interfere in any way with the rights of shareholders of the Company or the Board to elect and remove Directors.

13.2 PARTICIPATION. No Employee or Nonemployee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14.  CHANGE IN CONTROL

14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

         (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

         (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse;

         (c) The target payout opportunities attainable under all outstanding Awards of Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control an amount equal to one hundred percent (100%) of all targeted cash payout opportunities associated with outstanding cash-based Awards; and

         (d) Subject to Article 15 herein, the Appropriate Administrator shall have the authority to make any modifications to the Awards as determined by the Appropriate Administrator to be appropriate before the effective date of the Change in Control.



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14.2     ACCELERATION OF AWARD VESTING. Notwithstanding any provision of this
         Plan or any Award Agreement provision to the contrary, the Appropriate Administrator, in its sole and exclusive discretion, shall have the power at any time to accelerate the vesting of any Award granted under the Plan to a Participant, including without limitation acceleration to such a date that would result in said Awards becoming immediately vested, except that the Appropriate Administrator shall not have the authority to accelerate any Award that would otherwise qualify for the Performance-Based Exception in any manner that would cause the Award to fail to qualify as such.

14.3 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this Article 14 at any time and from time to time prior to the date of a Change in Control.

ARTICLE 15.  AMENDMENT, MODIFICATION, AND TERMINATION

15.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

15.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

15.4 COMPLIANCE WITH CODE SECTION 162(M). Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code
         Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

ARTICLE 16.  WITHHOLDING

16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require an Employee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Employees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the action. All such elections shall be irrevocable, made in writing, signed by the Employee, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17.  INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may


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be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18.  SUCCESSOR

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19.  LEGAL CONSTRUCTION

19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 20. REQUIREMENTS OF LAW.

The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

ARTICLE 21. SECURITIES LAW COMPLIANCE.

With respect to (i) a Director of the Company, (ii) an executive officer of the Company or other person who is required to file reports pursuant to the rules promulgated under Section 16 of the Exchange Act and (iii) Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Appropriate Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Appropriate Administrator.

ARTICLE 22. GOVERNING LAW.

To the extent not preempted by Federal law, the Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.



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